Exhibit 99.1

TON Strategy Company Announces Leadership Transition and other Updates

LAS VEGAS, Jan. 28, 2026 – TON Strategy Company (Nasdaq: TONX), a digital asset treasury company dedicated to holding Toncoin ($TON), today announced leadership and governance actions intended to strengthen the Company’s public-company foundation. The Company has commenced a formal search to expand the Board to add additional independent directors and appoint a new Chief Executive Officer as part of a planned leadership transition.

The Company’s current CEO, Veronika Kapustina, will transition out of the CEO role as part of a leadership change. The Company and Ms. Kapustina have agreed that she will continue to serve as CEO for a transition period while the search for a new CEO is conducted, in order to support continuity and an orderly transfer of responsibilities.

TON Strategy currently has five members on its Board of Directors, bringing experience across digital assets, financial services, operating leadership, and public company governance. The Company intends to expand the Board by adding additional independent directors and is maintaining flexibility on the number of potential new appointments to allow the Board to select the strongest candidates identified through the search process.

The Company has retained Heidrick and Struggles to lead the search for potential additional independent directors and Intersection Partners to conduct the search for a new CEO. The searches are being conducted independently. Qualified candidates interested in joining the Company’s Board of Directors should contact Aoliva@heidrick.com. Qualified candidates interested in the CEO position should contact candidates@intersectiongp.com.

“As TON Strategy moves forward as a public company, we are focused on building the leadership and governance structure to support the Company’s next phase of growth,” said Evan Sohn, Board Member and Chair of the Company’s Compensation Committee. “We’re grateful to Veronika for her contributions during a formative period for the Company and for her continued support during this transition.”

The Company is continuing its day-to-day operations, executing its digital asset treasury strategy centered on holding Toncoin.

About TON Strategy Company

TON Strategy Company (Nasdaq: TONX) is focused on the accumulation of $TON – the native cryptocurrency of Telegram’s billion-user platform – for long-term investment, whether acquired through deployment of proceeds from capital raising activity, staking rewards or via open market purchases. The Company aims to steadily expand its $TON holdings, stake $TON, and support the development of a tokenized economy inside Telegram.

In addition, the Company continues to operate legacy business units, including MARKET.live, a multi-vendor livestream shopping platform, and LyveCom, an AI-powered social commerce innovator that enables brands and merchants to deliver omnichannel livestream shopping experiences across websites, apps, and social platforms.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this press release should be considered forward-looking statements, including, but not limited to, statements regarding: the transition of the Company’s CEO; the Company’s business and growth strategy; and the anticipated search to identify potential additional candidates for the Company’s Board. Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the Company’s ability to identify and engage a qualified CEO candidate in a timely manner or at all; the Company’s ability to identify and engage additional qualified director candidates in a timely manner or at all; the Company’s ability to strengthen its leadership and governance structure; the Company’s incursion of significant net losses and uncertainty whether it will achieve or maintain profitable operations; the Company’s ability to grow and compete in the future, and to execute its business strategy; the Company’s decision to implement a cryptocurrency treasury strategy, whereby it acquires Toncoin, the native cryptocurrency of The Open Network (“TON”) blockchain and its dependence on TON and Toncoin as a result of this strategy; the Company’s ability to maintain and expand its customer base and to convince its customers to increase the use of its services and/or platform; the Company’s financial results and the market price of its common stock may be affected by the price of Toncoin, and its Toncoin holdings will be less liquid than cash and cash equivalents; changes in the broader digital asset regulatory landscape and as it relates to TON and Toncoin and the Company’s failure to comply with applicable regulatory requirements and risks related to any actions the Company may take to prevent or correct such failure; the availability of opportunities to stake Toncoin; the competitive market in which the Company operates; the Company’s ability to increase the number of its strategic relationships or grow the revenues received from its current strategic relationships; the Company’s ability to develop existing services or acceptable new services that keep pace with technological developments; the Company’s ability to successfully launch new product platforms, including MARKET.live, the rate of adoption of these platforms and the revenue generated from these platforms; the Company’s ability to deliver its services, as it depends on third party providers; the Company’s ability to attract and retain qualified management personnel; the Company’s susceptibility to cybersecurity incidents and other disruptions, particularly as it relates to its holdings of Toncoin; the Company’s ability to maintain compliance with the listing requirements of the Nasdaq Capital Market; the impact of, and the Company’s ability to operate its business and effectively manage its growth under evolving and uncertain global economic, political, and social trends, including legislation banning or otherwise hampering the digital asset landscape, inflation, rising interest rates, and recessionary concerns; potential disputes, litigation or other proceeding, and use of the Company’s efforts and resources, with respect to any of the foregoing; and other important factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2025 and September 30, 2025, as any such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Company’s Investor Relations page on its website at https://ir.tonstrat.com.

Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, it can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Investor Relations and Media Contact:

Gateway Group, Inc.

949-574-3860
TONX@gateway-grp.com